Advances and Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Other Receivables and Note Receivable [Line Items]
Advances To Suppliers And Loans	$ 1,353	$ 8,310
Prepaid Income Taxes and Social Contributions	3,376	2,281
Employee Receivables	552	374
Other Creditors	227	2,200
Other Receivables, Net, Current, Total	$ 5,508	$ 13,165